                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): APRIL 28, 2003
                                                          --------------


                           EXACT SCIENCES CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

              000-32179                                       02-0478229
       -------------------------                    ---------------------------------
       (Commission File Number)                     (IRS Employer Identification No.)

63 Great Road, Maynard, Massachusetts                              01754
-----------------------------------------                        ---------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (978) 897-2800
                                                     --------------

ITEM 5. OTHER EVENTS.

         On April 28, 2003, EXACT Sciences Corporation issued a press release, a copy of which is being filed as Exhibit 99.1 to this Current Report on Form 8-K, such press release being incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

99.1     Press Release dated April 28, 2003.


ITEM 9. REGULATION FD DISCLOSURE

         In accordance with SEC Release No. 33-8126, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On April 28, EXACT Sciences Corporation announced its financial results for the three months ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

USE OF NON-GAAP FINANCIAL INFORMATION

         To supplement our consolidated financial statements presented in accordance with GAAP, EXACT Sciences Corporation uses non-GAAP measures of net income (loss), which are adjusted from results based on GAAP to exclude certain non-cash stock-based compensation charges. These non-GAAP adjustments are provided to enhance the users' overall understanding of our current financial performance and our prospects for the future. Specifically, since we have historically reported non-GAAP results to the investment community, we believe the inclusion of non-GAAP numbers provides consistency in our financial reporting. Further, these non-GAAP results are one of the primary indicators management uses for planning and forecasting in future periods. The presentation of this additional information should not be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EXACT Sciences Corporation


April 28, 2003                          By: /s/  JOHN A. MCCARTHY, JR.
                                            ----------------------------------
                                            John A. McCarthy, Jr.
                                            Executive Vice President, Chief
                                            Operating Officer, Chief Financial
                                            Officer and Treasurer

                                  EXHIBIT INDEX

EXHIBIT NUMBER    DESCRIPTION

99.1              Press Release dated April 28, 2003.